UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2006

                         HARTMARX SAVINGS INVESTMENT AND
                              STOCK OWNERSHIP PLAN


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


            DELAWARE                   1-8501               36-3217140
  (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)

                             101 North Wacker Drive
                             Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

(a) Former Independent Registered Public Accounting Firm.

         On April 6, 2006, the Plan Administrator of the Hartmarx Savings Investment and Stock Ownership Plan (the "Plan") notified PricewaterhouseCoopers LLP ("PwC") that PwC had been dismissed as the independent registered public accounting firm for the Plan effective April 6, 2006. The Plan is a trusteed, defined contribution plan intended to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, and is intended to be a qualified employee benefit plan under Sections 401(a) and 4975(e)(7) of the Internal Revenue Code.

         The dismissal was approved by the Audit and Finance Committee of Hartmarx Corporation (the "Company"), the sponsor of the Plan.

         During the years ended December 31, 2004 and 2003, and through April 6, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the Plan's financial statements for such years.

         None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003 and through April 6, 2006.

         The reports issued by PwC on the financial statements of the Plan as of and for the year ended December 31, 2004, and as of and for the year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         The Plan Administrator requested that PwC furnish the Plan with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 12, 2006, is attached as Exhibit
16.1 to this report.

(b) New Independent Registered Public Accounting Firm.

         On April 6, 2006, the Plan Administrator retained Crowe Chizek and Company LLC ("Crowe Chizek") as the new independent registered public accounting firm to audit the financial statements of the Plan for the fiscal year ended December 31, 2005. The appointment of Crowe Chizek was approved by the Company's Audit and Finance Committee.

         During the years ended December 31, 2004 and 2003, and through April 6, 2006, the Plan Administrator did not consult with Crowe Chizek regarding either
(i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan Administrator nor oral advice was provided that Crowe Chizek concluded was an important factor considered by the Plan Administrator in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      16.1 Letter from PricewaterhouseCoopers LLP dated April 12, 2006, to the Securities and Exchange Commission

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARTMARX SAVINGS INVESTMENT
                                          AND STOCK OWNERSHIP PLAN


                                          /s/ TARAS R. PROCZKO
                                          --------------------------------------
                                          Taras R. Proczko
                                          Senior Vice President, Hartmarx
                                          Corporation, and Member, Hartmarx Plan
                                          Administration Committee
Dated: April 12, 2006

EXHIBIT LIST


  Exhibit Number    Description
  --------------    -----------


  16.1 Letter from PricewaterhouseCoopers LLP dated April 12, 2006, to the Securities and Exchange Commission